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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-89159) of our report dated March 11, 1999 relating to the consolidated financial statements, which appears in Boston Life Sciences, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                                      PricewaterhouseCoopers LLP


Boston, Massachusetts

November 24, 1999